Exhibit 99.1

Nasdaq Symbol USPI March 2005

SAFE HARBOR STATEMENT This presentation contains forward-looking statements, including those regarding United Surgical Partners International, Inc. and the services it provides. Investors are cautioned not to place an undue reliance on these forward- looking statements, which will speak only as of the date of this presentation. United Surgical Partners International, Inc. undertakes no obligation to publicly revise these forward-looking statements. 1

COMPANY OVERVIEW Strong same facility revenue growth and EBITDA growth Attractive case and payor mix with minimal exposure to government reimbursement Strategic relationships with leading not-for-profit health care systems Experienced management team focusing on facility level operating discipline and partnering with not-for- profit health care systems Leading operator of short stay surgical facilities in the U.S. and United Kingdom 3

FACILITIES 86 surgical facilities world-wide England Non-JV JV 5

Low risk cash flows from high margin specialties and reliable payors FAVORABLE REVENUE AND PAYOR MIX (1) 7 Overview High margin, elective procedures 40% orthopedic and pain management Over 80% private pay Insurance companies favor low cost providers Low exposure to government reimbursement fluctuations 8% Medicare worldwide 2004 Payor Mix 2004 Revenue Mix 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 14 8 8 13 5 7 5 40 Orthopedic & Pain Mgmt Other Ophthalmology Plastic Gastrointestinal Ear, Nose & Throat Gynecology General Surgery 14% 8% 8% 13% 5% 7% 5% 40% 1st Qtr 2nd Qtr 3rd Qtr 4th Qtr East 76 2 10 12 Private Insurance Self-Pay Other Government 76% 12% 10% 2%

INDUSTRY OVERVIEW 9

SURGERY CENTER BENEFITS ASCs are an important component of convenient access, cost efficient, quality health care: Enhanced efficiency for busy outpatient surgeons A caring, comfortable, efficient and easily accessible environment for patients and their families A cost effective alternative to the traditional hospital experience Predictability of surgical schedule Designed for high throughput Lower capital costs 11

RAPIDLY GROWING MARKET U.S. Outpatient Surgery Market (Surgeries in millions) Hospital Outpatient Surgeries Freestanding Facility Outpatient Surgeries 1981 6% 94% 3.8 1985 10% 90% 7.7 1990 17% 83% 13.3 1995 25% 75% 17.3 2002 29% 71% 26.2 Outpatient surgery has grown from 15% to over 75% of all surgeries since 1980 13

RAPIDLY GROWING MARKET U.S. Outpatient Surgery Market (Surgeries in millions) Freestanding Facility Outpatient Surgeries 1996 4.8 1998 5.8 2000 6.7 2002 7.2 2004E 8.3 Outpatient surgery at ambulatory surgery centers has consistently grown over the last 20 years 15

OPPORTUNITIES IN UNITED KINGDOM ? Approximately 30% of the population in the Greater London market accesses the private health care market Physician-driven health care Inherent limitations of National Health System Strategically located facilities Strong management team 17 London

GROWTH STRATEGY 19

FOCUS ON INTERNAL GROWTH Same Facility Results ($ in millions) Domestic Net Revenue United Kingdom Net Revenue $59 $70 2004 2003 18%* $459 $537 17% 2004 2003 21 * Local Currency

STRONG FACILITY OPERATIONS USPI's EDGE - Every Day Giving Excellence Efficient processes maximize physician productivity and clinical services Staffing flexibility - reduces daily costs Salaries, wages and benefits are 25% of total net revenues Emphasis on facility operations drives volume and efficiencies 23

DEVELOPMENT STRATEGY USPI will continue to implement a two- pronged development strategy Enter new markets with joint venture partners Expand existing relationships into new markets Establish new ventures with leading not-for-profit health care systems Add facilities in existing markets Majority of facility growth will come through de novo developments 25

HEALTH CARE SYSTEM PARTNERS Promotes physician alignment Leverages USPI's expertise Vehicle for expanding network 48 facilities in partnership with health care system partners (Las Vegas, Phoenix and 3 in S. California) BON SECOURS HEALTH SYSTEM, INC. 27

DE NOVO FACILITY ADDITIONS Not-for-profit partners increase de novo opportunities 3 2001 6 2002 4 2003 8-11 2005E 2004 10 29

DE NOVO DEVELOPMENTS 16 of 17 de novo projects include a hospital partner Under Development Arizona 1 California 2 Missouri 1 New Jersey 1 Texas 5 Virginia 1 Under Construction (Hospital Partner) Baton Rouge, Louisiana Dallas, Texas (Baylor Health Care System) (2) New Jersey Southern California (Catholic Healthcare West) (2) 31

FINANCIAL OVERVIEW 33

SAME FACILITY OPERATING INCOME MARGINS(1) 30% 2003 32% 2004 25% 28% 33% 36% United Kingdom U.S. facilities without Hospital Partners Total U.S. U.S. facilities with Hospital Partners (1) Continuing operations 2004 35

MARGIN FACTORS IN THE 3RD & 4TH QUARTERS OF 2004 De novo developments lower margin in the short term 10 de novos opened in 2004 2 were surgical hospitals Changes in workers compensation payment and lapse of managed care contract Lowered same facility margin 160 bps in 4th quarter 37

STRONG REVENUE GROWTH (1) ($ in millions) U.S U.K. (1) Continuing operations 39 $167.0 76% 24% 2001 $243.8 80% 20% 2002 $310.6 80% 20% 2003 46% 27% $389.5 2004 25% 78% 22%

RAPID EPS GROWTH (1) $0.88 $0.64 2002 2003 37% $1.15 31% ($ in millions) (1) Continuing operations 41 2004

CAPITALIZATION TO SUPPORT CONTINUED GROWTH ($ in millions) Cash and Equivalents Senior Debt Subordinated Debt Total Debt Total Shareholders' Equity Total Capitalization Dec 2004 $ 93.5 $ 124.2 149.0 $ 273.2 474.6 $ 747.8 43 ($ in millions)

CASH FLOW ANALYSIS ($ in millions) Cash Flow from Operations Maintenance Capital Expansion Capital De Novo Investment (7) Net Change in Ownership Cash Available for Acquisitions Acquisitions (13) 2004 $ 91 (14) 77 (10) (6) (13) $ 48 $ 112 45 ($ in millions)

Earnings Per Share 2004 $1.15 MILEPOSTS FOR SUCCESS Earnings Per Share $1.48-$1.53 2005 47

Nasdaq Symbol USPI